UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 12, 2007

Date of Report

Date of earliest event reported

INFOSPACE, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-25131	91-1718107
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

601 108th Avenue N.E., Suite 1200

Bellevue, Washington 98004

(Address of Principal Executive Offices)

425-201-6100

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 DEPARTURE OF DIRECTOR OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On January 12, 2007, the Compensation Committee of the InfoSpace, Inc. Board of Directors approved the 2007 1H InfoSpace Executive Financial Performance Incentive Plan (the “2007 1H Executive Plan”).

The 2007 1H Executive Plan provides for the payment of cash bonuses to eligible senior executives, which include the Chief Executive Officer; Chief Financial Officer; Executive Vice President, Online; and Executive Vice President, Mobile. The payment of these cash bonuses is based upon the attainment of specific revenue and EBITDA (earnings before interest, taxes, depreciation and amortization) objectives established by the Compensation Committee and the achievement by the executive of individual performance objectives reviewed and approved by the Compensation Committee for the first half of 2007. The Chief Executive Officer and the Chief Financial Officer will have worldwide revenue and EBITDA targets. The Executive Vice Presidents will have business-unit specific revenue and EBITDA targets. These revenue and EBITDA targets have not been included in this description or in the 2007 1H Executive Plan in order to maintain the confidentiality of InfoSpace’s confidential commercial or business information.

The above descriptions are subject to, and qualified in its entirety by, the 2007 1H Executive Plan which is filed as Exhibit 10.1 to this report and incorporated herein by reference.

On January 12, 2007, the Compensation Committee also approved Amendment No. 1 to Employment Agreement (“Amendment No. 1”) amending the employment agreements between InfoSpace, Inc. and each of the following named executive officers: Chief Financial Officer, Allen M. Hsieh, dated November 1, 2006; Executive Vice President Online, Brian T. McManus, dated April 2, 2003; and Executive Vice President Mobile, Steven L. Elfman, dated August 3, 2005 (each, an “Employment Agreement”). The amendment provides for the acceleration of 50% of the employee’s then unvested restricted stock units if the employee is terminated by InfoSpace without cause or by the employee for good reason (as defined in the Employment Agreement), including in connection with a change of control. The foregoing description is qualified in its entirety by reference to the form of Amendment No. 1 attached hereto as Exhibit 10.2 and each of the Employment Agreements previously filed.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	EXHIBITS.

10.1	2007 1H InfoSpace Executive Financial Performance Incentive Plan

10.2	Form of Amendment No. 1 to Employment Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 19, 2007

INFOSPACE, INC.

By:	/s/ Allen M. Hsieh
Allen M. Hsieh
Chief Financial Officer

EXHIBIT INDEX

Exhibit No	Description
10.1	2007 1H InfoSpace Executive Financial Performance Incentive Plan

10.2	Form of Amendment No. 1 to Employment Agreement